ELITE ACCESS BROKERAGE EDITION (06/19) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA650) INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA660) Home Office: Lansing, Michigan www.jackson.com First Class Mail: P.O. Box 30314 Lansing, MI 48909-7814 Customer Care: 800-873-5654 Fax: 800-943-6761 Overnight Mail: 1 Corporate Way Email: customercare@jackson.com Lansing, MI 48951 Linking/BIN/Brokerage Acct. Number (if applicable) Jackson pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT CLEARLY Type of Ownership: Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity Please see the Social Security Number or Tax ID Number Phone Number (include area code) Good Order Checklist for additional requirements. Country of Residence U.S. Citizen Yes No Sex Male Female Date of Birth (mm/dd/yyyy) Email Address (print clearly) If U.S. citizenship is not selected, and a Social First Name Middle Name Last Name Security Number with a U.S. address is Non-Natural Owner/Entity Name (if applicable) listed, along with the absence of any other foreign Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 indicator, Jackson National Life Insurance Physical Address City State ZIP Company (Jackson) will assume an active U.S. Mailing Address Line 1 Mailing Address Line 2 citizenship status. Mailing Address City State ZIP ICC18 VDA 810 04/19 Page 1 of 11 V7873 06/19

LONG-TERM SMART Joint Owner Social Security Number Date of Birth (mm/dd/yyyy) Email Address (print clearly) Country of Residence U.S. Citizen Yes No Sex Male Female In the case of First Name Middle Name Last Name Joint Owners, all correspondence Relationship to Owner Phone Number (include area code) and required documentation will be sent to the address of Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 the Primary Owner. Physical Address City State ZIP Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) Phone Number (include area code) section if different than Primary Owner. If Primary Country of Residence Annuitant section is left U.S. Citizen Yes No Sex Male Female blank, the Annuitant will First Name Middle Name Last Name default to the Primary Owner. Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Joint Annuitant Complete this section if Social Security Number Date of Birth (mm/dd/yyyy) different than Joint Annuitant Not Applicable Joint Owner. If Joint Annuitant Country of Residence section is left blank, the Joint U.S. Citizen Yes No Sex Male Female Annuitant will default to the First Name Middle Name Last Name Joint Owner. Relationship to Primary Annuitant Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP ICC18 VDA 810 04/19 Page 2 of 11 V7873 06/19

LONG-TERM SMART Beneficiary(ies) It is required for Percentage of Good Order Primary Sex Male Female % that the Death Benefit Percentage of Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner Death Benefit be whole numbers and must total First Name Middle Name Last Name 100% for each beneficiary type. Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) If Percentage of Death Benefit is left blank, all beneficiaries Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 will receive equal shares. Physical Address City State ZIP Please use form X3041 for additional beneficiaries. Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security/Tax ID Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP ICC18 VDA 810 04/19 Page 3 of 11 V7873 06/19

LONG-TERM SMART Annuity Type The Variable Annuity Non-Tax Qualified IRA - Traditional* Roth IRA* SEP 403(b) TSA Automatic Withdrawal Stretch IRA Non-Qualified Stretch Roth Conversion Other: Request form (V4370) may *Tax Contribution Year(s) and Amounts: be required if a Stretch Year: $ Year: $ Annuity Type is elected. Premium Payment External Transfers: The Select method of payment and note approximate amount: Request for Transfer or Check Attached $ Check In Transit $ Wire $ Exchange of Assets form (X3783) must be submitted if Anticipated total amount from internal transfer(s) $ Jackson is to request the release of Anticipated total amount from external transfer(s) to be requested by Jackson $ funds. Anticipated total amount from external transfer(s) to be requested by For more than Advisor or Owner (Jackson will NOT request funds) $ two account transfers, please provide account If Jackson is NOT requesting funds, please provide the following information: information on Transfer Anticipated the Letter of Company releasing funds Account number Maturity date type transfer amount Instruction form (X4250) and Full $ submit with Partial application. Full $ Partial Statement Regarding Existing Policies or Annuity Contracts It is required for Good Order I (We) certify that with regard to Jackson or any other company: that this entire (Please select one) section be completed. I (We) do not have existing life I (We) do have existing life insurance COMPLETE insurance policies or annuity contracts. policies or annuity contracts. X0512 " REPLACEMENT OF LIFE Notice to Advisor: If the Applicant does have existing life insurance policies or annuity contracts you must INSURANCE OR present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state ANNUITIES" variations apply) and return the notice, signed by both the Advisor and Applicant, with the Application. WHERE REQUIRED (must be dated on or before Are you replacing an existing life insurance policy or annuity contract? Yes No the Application Sign Date to be in Good Order). Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. ICC18 VDA 810 04/19 Page 4 of 11 V7873 06/19

LONG-TERM SMART Premium Allocation Tell us how you want your % Traditional Investments % Traditional Investments % Traditional Investments annuity Premiums Equity Investments Equity Investments International (cont. from previous column) invested. Whole JNL Multi-Manager (cont. from previous column) percentages Mid Cap (663) JNL/Mellon S&P 1500 JNL/Franklin Templeton only. TOTAL Growth Index International Small JNL Multi-Manager (366) ALLOCATION Cap (250) Small Cap Growth (116) JNL/Mellon S&P 1500 MUST EQUAL JNL/GQG Emerging JNL Multi-Manager Value Index (367) 100%. Markets Equity (675) Small Cap Value (208) JNL/Mellon Small Cap Index (128) JNL/Harris Oakmark JNL/American Funds Global Equity (656) Total number Growth (395) JNL/PPM America of allocation Mid Cap Value (293) JNL/Invesco China-India JNL/American Funds selections may JNL/T. Rowe Price (273) not exceed 99. Growth-Income (342) Established Growth (111) JNL/Invesco International JNL/AQR Large Cap Growth (113) Defensive Style (699) JNL/T. Rowe Price Value (149) JNL/Lazard Emerging JNL/ClearBridge Markets (077) Large Cap Growth (364) JNL/Vanguard Capital Growth (373) JNL/Lazard International JNL/DFA Strategic Equity (630) Certain U.S. Core Equity (115) JNL/Vanguard broker-dealers Equity Income (374) JNL/Loomis Sayles may limit the JNL/DFA Global Growth (689) Investment U.S. Small Cap (612) JNL/Vanguard U.S. Stock Market Index (668) JNL/Mellon Emerging Divisions and/or JNL/Franklin Templeton Fixed Account Markets Index (349) Income (075) JNL/WMC Balanced Options (104) JNL/Mellon International available under JNL/Invesco Index (129) the Contract. Diversified Dividend (365) % Traditional Investments JNL/Mellon MSCI World Please see JNL/Invesco Client International Index (183) Small Cap Growth (195) Acknowledg- JNL Multi-Manager JNL/Oppenheimer JNL/JPMorgan ments on page International Emerging Markets 10. MidCap Growth (101) Innovator (657) Small Cap (686) JNL/The London Company JNL/American Funds Capital JNL/Vanguard Focused U.S. Equity (639) Income Builder (685) International (375) JNL/Mellon Dow Index JNL/American Funds JNL/Vanguard International (145) Global Growth (638) Stock Market Index (670) JNL/Mellon Equity Income JNL/American Funds JNL/WCM (606) International (343) Focused International Equity (640) JNL/Mellon Nasdaq 100 JNL/BlackRock Advantage Index (222) International (700) JNL/Mellon S&P 400 JNL/Causeway International MidCap Index (124) Value Select (126) JNL/Mellon S&P 500 JNL/DFA International Index (123) Core Equity (701) PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7. ICC18 VDA 810 04/19 Page 5 of 11 V7873 06/19

LONG-TERM SMART Premium Allocation (continued from page 5) Total number of allocation % Traditional Investments % Traditional Investments % Traditional Investments selections may not exceed 99. Sector Specialty Fixed Income JNL/Mellon Communication JNL/DoubleLine Shiller JNL/Crescent Services Sector (191) Enhanced CAPE (659) High Income (660) JNL/Mellon Consumer JNL/Mellon Index 5 JNL/DoubleLine Discretionary Sector (185) (242) Core Fixed Income (127) Tell us how you JNL/Mellon Consumer JNL/Mellon MSCI KLD 400 JNL/DoubleLine Emerging want your Staples Sector (368) Social Index (667) Markets Fixed Income (661) annuity Premiums JNL/Mellon Energy Sector JNL/Morningstar Wide JNL/DoubleLine invested. Whole (190) Moat Index (690) Total Return (636) percentages JNL/Mellon Financial JNL/RAFI Multi-Factor JNL/Franklin Templeton only. TOTAL Sector (189) U.S. Equity (703) Global Multisector ALLOCATION JNL/Mellon Healthcare Bond (348) MUST EQUAL JNL/RAFI Fundamental Sector (188) JNL/Goldman Sachs 100%. U.S. Small Cap (702) JNL/Mellon Industrials JNL/RAFI Fundamental Emerging Markets Sector (369) Europe (299) Debt (059) JNL/Mellon Information JNL/RAFI Fundamental JNL/JPMorgan U.S. Government & Technology Sector (187) Asia Developed (298) Quality Bond (109) JNL/Mellon Materials JNL/S&P 4 JNL/Mellon Bond Index Sector (370) (292) (133) JNL/Mellon Real Estate JNL/S&P Competitive JNL/Neuberger Berman Sector (371) Advantage (274) Strategic Income (361) JNL/Mellon Utilities JNL/S&P Dividend JNL/PIMCO Income Sector (635) Income & Growth (278) (372) JNL/S&P International 5 (654) JNL/PIMCO Investment Grade Credit Bond (604) JNL/S&P Intrinsic Value (279) JNL/PIMCO Real Return (078) JNL/S&P Mid 3 (363) JNL/PPM America Floating Rate Income (346) JNL/S&P Total Yield (280) JNL/PPM America High Yield Bond (136) JNL/PPM America Total Return (662) JNL/Scout Unconstrained Bond (648) JNL/T. Rowe Price Short-Term Bond (076) JNL/Vanguard Global Bond Market Index (671) JNL/WMC Government Money Market (107) PREMIUM ALLOCATIONS CONTINUED ON PAGE 7. ICC18 VDA 810 04/19 Page 6 of 11 V7873 06/19

LONG-TERM SMART Premium Allocation (continued from pages 5 and 6) Tell us how you want your % Alternative Investments % Tactically Managed Strategies % Asset Allocation annuity (cont. from previous column) Premiums Alternative Assets JNL iShares Tactical JNL/American Funds invested. Whole JNL/BlackRock Global Moderate (389) Moderate Growth percentages JNL iShares Tactical Natural Resources (066) Allocation (357) only. TOTAL JNL/First State Moderate Growth (390) ALLOCATION JNL/American Funds Global Infrastructure (347) JNL iShares Tactical MUST EQUAL Growth Allocation (358) Growth (391) 100%. JNL/Heitman U.S. Focused JNL/DFA Real Estate (687) JNL/BlackRock Moderate Growth JNL/Invesco Global Allocation (345) Allocation (665) Total number Global Real Estate (206) JNL/FPA + DoubleLine JNL/DFA of allocation JNL/Neuberger Berman Flexible Allocation (305) Growth Allocation (664) selections may Commodity Strategy (643) not exceed 99. JNL/JPMorgan Global JNL/Vanguard JNL/VanEck Allocation (644) Moderate ETF Allocation (672) International Gold (615) JNL/T. Rowe Price Capital Appreciation (637) JNL/Vanguard % Alternative Strategies Moderate Growth ETF Allocation (673) JNL Multi-Manager % Risk Management Strategies Alternative (655) JNL/Vanguard JNL/T. Rowe Price Growth ETF JNL/AQR Managed Volatility Allocation (674) Large Cap Relaxed Balanced (647) Constraint Equity (068) % Fixed Account Options * JNL/AQR % Asset Allocation Managed Futures JNL Institutional *Not available if the Liquidity Option is selected. Strategy (379) Alt 50 (303) JNL/Boston Partners JNL Institutional 5-Year (045) Global Long Short Alt 100 (388) Equity (653) JNL Conservative 7-Year JNL/Eaton Vance Allocation (380) (047) Global Macro Absolute JNL Moderate Return Advantage (629) NOTE: The Contract permits Jackson, Allocation (381) without advance notice (state JNL/FAMCO Flex Core JNL Moderate variations may apply), to restrict the Covered Call (398) amount of Premium payments into, Growth Allocation (070) JNL/JPMorgan and the amount and frequency of JNL Growth transfers between, into and from, any Hedged Equity (688) Fixed Account Option; to close any Allocation (071) JNL/Neuberger Berman Fixed Account Option; and to require Currency (614) JNL Aggressive transfers from a Fixed Account Option. Growth Allocation (072) Accordingly, you should consider JNL/Nicholas whether investment in a Fixed Account Convertible Arbitrage (603) Option is suitable given your investment objectives. JNL/Westchester Capital Event Driven (658) ICC18 VDA 810 04/19 Page 7 of 11 V7873 06/19

LONG-TERM SMART Systematic Investment (periodic premium reallocation programs) Only the Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 9. Investment Division(s) and Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. the 1-Year Fixed Account Option Frequency: Monthly Quarterly Semiannually Annually (subject to availability) as selected in the Start Date (mm/dd/yyyy): OR Immediately after issue. Premium Allocation section will ��Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the participate in frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the Automatic frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which Rebalancing. the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date. Other Systematic Investment Options may be available. Please see Systematic Investment form (V5485). Add-On Benefit May not be available in all states and once selected cannot be changed. Add-On Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Client Benefit: Acknowledgments on page 10. Additional charges will apply. Please Liquidity Option (Contract Form VA660) see the prospectus for details. Fixed Account Options are not available if Liquidity Option is selected. Telephone/Electronic Authorization If no election is made, By checking " Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment Jackson will options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment default to options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint " No." Owner, or from my (our) Advisor, subject to Jackson's administrative procedures. This Do you consent to Telephone/Electronic Transfer Authorization? Yes No authorization is not extended Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic to Authorized authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting Callers. from a failure to use such procedures. I (We) release Jackson, its affiliates, subsidiaries, and advisors from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form (V3982). ICC18 VDA 810 04/19 Page 8 of 11 V7873 06/19

LONG-TERM SMART Authorized Caller This authorization If you want to authorize an individual other than your Advisor to receive Contract information via telephone and/or is not extended in writing, please list that individual's information here. to Telephone/ Electronic First Name Middle Name Last Name Authorization. Social Security Number Date of Birth (mm/dd/yyyy) Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Yes No will default to Delivery of documents? " No." Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents." Selection of "ALL DOCUMENTS" ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports currently excludes Transaction confirmations Other Contract-related correspondence quarterly statements and tax My email address is: documents. Please provide I (We) will notify the company of any new email address. one email address and This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of print clearly. a document's availability on Jackson's website. For jointly owned contracts, all Joint Owners are consenting to If you authorize electronic delivery and use of the single email address above. Please contact the appropriate Jackson Service Center Electronic or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request Delivery but do paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for not provide an compliance reasons. Registration on Jackson's website (www.jackson.com) is required for electronic delivery of email address Contract-related correspondence. or the address is illegible, The computer hardware and software requirements that are necessary to receive, process and retain electronic Electronic communications that are subject to this consent are as follows: To view and download material electronically, you Delivery will must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't not be initiated. already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let Jackson know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. Notice to Applicant Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. ICC18 VDA 810 04/19 Page 9 of 11 V7873 06/19

LONG-TERM SMART Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial advisor. 11. I acknowledge and represent that I have executed this application, and that my signature below (including my electronic signature) is my true and valid signature. I further authorize Jackson to accept any electronic signature that I may make to this application. 12. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) advisor and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers. Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Owner's Title (required if owned by an Entity) Contract sign here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Required replacement Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed forms must be signed on or before the application Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) signature date. Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency ICC18 VDA 810 04/19 Page 10 of 11 V7873 06/19

LONG-TERM SMART Advisor Acknowledgments Complete this certification I certify that: regarding sales material section I did not use sales material(s) during the presentation of this Jackson product to the applicant. only if: Your client I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. has other In addition, copies of all approved sales material(s) used during the presentation were left with the applicant. existing policies or annuity contracts By signing this form, I certify that: AND Will be either 1. I am authorized and qualified to discuss the Contract herein applied for. terminating any 2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this of those transaction is suitable given the client's financial situation and needs. existing policies or using the 3. The Advisor's Certification Regarding Sales Material has been answered correctly. funds from existing policies 4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that to fund this this replacement (if applicable) is consistent with that position. new Contract. 5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief. 6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 7. I have complied with requirements for disclosures and/or replacements as necessary. 8. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election. Program Options Note: If Advisor #1 Signature Date Signed(mm/dd/yyyy) Jackson Advisor No. no option is indicated, the designated default will be First Name Middle Name Last Name used. All Advisor certifications, Email Address (print clearly) Business Phone Number (include area code) Extension licenses and trainings must be completed Percentage prior to Program Options * application A B C D E % execution. *NOTE: If Liquidity Option is selected, only Program Option E is available. If Percentage is If more than one Advisor is participating in a Program Option on this case, please provide the additional Advisor left blank, all names, Jackson Advisor numbers and percentages for each (Advisors # 1-4 totaling 100%). Advisors will receive equal shares. Advisor #2 Name Jackson Advisor No. Percentage % Advisor #3 Name Jackson Advisor No. Percentage % Advisor #4 Name Jackson Advisor No. Percentage % ICC18 VDA 810 04/19 Page 11 of 11 V7873 06/19